UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2020

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 12, 2020, Lee Enterprises, Incorporated, a Delaware corporation (the “Company”), received notice from the New York Stock Exchange ("NYSE") indicating that the Company is not in compliance with certain listing standards. NYSE continued listing standards include (among other requirements):

●	Issuers maintain an average closing share price over a 30 trading-day period of at least $1.00, as required by Section 802.01C of the NYSE's Listed Company Manual.
●	Issuers maintain average global market capitalization over a consecutive 30 trading-day period of at least $50 million and, at the same time, its shareholders’ equity must exceed $50 million, as required by Section 802.01B of the NYSE's Listed Company Manual.

Lee is not currently in compliance with these standards. Lee intends to notify the NYSE of its intent to cure the deficiencies and return to compliance with the NYSE continued listing requirements within the cure period. Failure to satisfy the conditions of the cure period or to maintain other listing requirements could lead to a delisting. During the cure period, Lee’s shares of common stock will continue to trade on the NYSE.

The U.S. Securities and Exchange Commission ("SEC") recently approved tolling cure periods. Accordingly, the Company will have six months from July 1, 2020 to cure the minimum share price standard and 18-months from July 1, 2020 to cure the minimum market capitalization/equity standard.

The NYSE notification does not affect Lee’s ongoing business operations or its SEC reporting requirements, nor does it trigger any violation of its debt obligations.

Lee is currently in compliance with all other NYSE continued listing standards. The Company will evaluate available options to regain compliance with the NYSE’s continued listing standards based on the trading price of its common stock in the coming weeks.

Item 7.01. Regulation FD Disclosure.

On May 18, 2020, the Company issued a news release announcing its receipt of the NYSE notice and providing an update on certain aspects of its business. A copy of the news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Form 8-K contains information that may be deemed forward-looking that is based largely on our current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are:

●	Revenues may continue to diminish or declines in revenue could accelerate as a result of the COVID-19 pandemic;
●	Revenues may continue to be diminished longer than anticipated as a result of the COVID-19 pandemic;
●	The COVID-19 pandemic may result in material long-term changes to the industry which may result in permanent revenue reductions for the Company;
●	Our ability to regain compliance with the NYSE within the relevant cure period;
●	We may experience increased costs, inefficiencies and other disruptions as a result of the COVID-19 pandemic;
●	Our ability to generate cash flows and maintain liquidity sufficient to service our debt;
●	Our ability to manage declining print revenue;
●	Whether our warrants that were issued in our 2014 refinancing will be exercised;
●	The impact and duration of adverse conditions in certain aspects of the economy affecting our business;
●	Change in advertising and subscription demand;
●	Changes in technology that impact our ability to deliver digital advertising;
●	Potential changes in newsprint, other commodities and energy costs;
●	Interest rates;
●	Labor costs;
●	Legislative and regulatory rulings;
●	Our ability to achieve planned expense reductions;
●	Our ability to maintain employee and customer relationships;
●	Our ability to manage increased capital costs;
●	Competition; and
●	Other risks detailed from time to time in our publicly filed documents.

Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believes”, “expects”, “anticipates”, “intends”, “plans”, “projects”, “considers” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Form 8-K. We do not undertake to publicly update or revise our forward-looking statements, except as required by law.

Additional risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks identified by Lee in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements speak only as of the date on which they are made. Except to the extent required by law, Lee expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	99.1	News Release of Lee Enterprises, Incorporated dated May 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	May 18, 2020	By:	/s/ Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer and
Treasurer